UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 19, 2005

First M & F Corporation

(Exact name of registrant as specified in its charter)

Mississippi	0-9424	64-0636653

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

134 West Washington Street, Kosciusko, MS		39090

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (662) 289-5121

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02. Results of Operations and Financial Condition

          On January 19, 2005, First M & F Corporation issued a press release reporting its fourth quarter and annual earnings for the periods ending December 31, 2004. A copy of this press release and the accompanying financial statements are attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

	Exhibit No.	Description

	99.1	Earnings Release for Year Ended 12/31/04

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST M & F CORPORATION
Date: January 19, 2005
/s/ JOHN G. COPELAND

	Name:	John G. Copeland
	Title:	EVP & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release of January 19, 2005